SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM  8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                               October 10, 1996
                               (Date of Report)



                      ALLEGIANT PHYSICIAN SERVICES, INC.
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
        (State or other jurisdiction of incorporation or organization)




       0-19803                                                 58-1774324
(Commission file number)                                      (IRS Employer
                                                          Identification Number)



                        500 Northridge Road, Suite 500
                              Atlanta, GA  30350
                   (Address of principle executive offices)


                                (770) 643-5555
                         (Registrant's phone number)



Item 2: Disposition of Assets.

     On June 1, 1996, Allegiant Physician Services, Inc. (the "Company") entered into an Asset Purchase Agreement, subject to shareholder approval, to transferred substantially all of its assets to Anesthesia Solutions, Inc. ("ASI"). On September 25, 1996, the Company's shareholders of record date August 20, 1996, approved the sale to ASI.

     Substantially all the information, required by Item 2 of Form 8-K, in relation to this event has previously been reported on Form 8-K dated June 17, 1996, and in the definitive Proxy Statement for the Company's 1996 Annual Meeting of Shareholders dated September 3, 1996.

Item 7: Pro Forma Financial Information

     All the information required by Item 7 of Form 8-K relating to this event has previously been reported in the Company's definitive Proxy Statement for its 1996 Annual Meeting of Shareholders dated September 3, 1996.




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ALLEGIANT PHYSICIAN SERVICES, INC.
                                                  (Registrant)


Date:  October 10, 1996                By: /s/ James R. Begnaud
       ----------------------              -----------------------------------
                                           James R. Begnaud
                                           Vice President and Chief Accounting
                                           Officer